UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2011

THE CHILDREN’S PLACE RETAIL STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

SIGNATURES

EX-99.1	Press Release dated February 11, 2011

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2011, the Company announced the resignation of Susan J. Riley, the Company’s Executive Vice President, Finance and Administration.  The Company will treat Ms. Riley’s departure as a without cause termination under Ms. Riley’s agreements with the Company and Ms. Riley will maintain her performance-based equity award which will be settled at the same time and in the same manner as the Company’s other outstanding performance-based equity awards.

The Company also announced that, as of February 11, 2011,  John Taylor, 43, the Company’s Vice President, Finance since 2007, will assume the position of Interim Principal Financial Officer and Bernard McCracken, 49, the Company’s Controller since 2009 and Vice President, Controller since 2010, will assume the position of Interim Principal Accounting Officer.  Mr. Taylor has served in various finance positions with the Company since 2005 and Mr. McCracken has served in various finance and accounting positions with the Company since 2004.  In connection with these appointments, Mr. Taylor’s base salary will be increased from $262,000 to $302,000 and Mr. McCracken’s base salary will be increased from $250,000 to $275,000.  The Company has also agreed that each of Mr. Taylor and Mr. McCracken will be entitled to a retention bonus of $150,000 payable on April 1, 2012 in the event that such individual remains employed by the Company on that date, subject to certain exceptions.

A copy of the press release announcing the departure of Ms. Riley and the appointment of Mr. Taylor and Mr. McCracken is attached to this Current Report on Form 8-K as Exhibit 99.1.

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by use of terms such as “may,” “will,”  “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent the Company’s management’s judgment regarding future events.  Although the Company believes that the expectations reflected in such forward looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated February 11, 2011 issued by the Company regarding the departure of Ms. Riley and appointment of Mr. Taylor and Mr. McCracken.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2011	THE CHILDREN’S PLACE RETAIL STORES, INC.

	By:	/s/ Jane T. Elfers
	Name:	Jane T. Elfers
	Title:	President and Chief Executive Officer